                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10(i)

[EBS LOGO]     PROASSURANCE GROUP
           -   The Executive Nonqualified "Excess" Plan(SM)

TABLE OF CONTENTS                                      TAB
-----------------                                      ---
ENGAGEMENT AGREEMENT                                    1

SERVICE AGREEMENT                                       2

ADOPTION AGREEMENT                                      3

PLAN DOCUMENT                                           4

TRUST AGREEMENT & TRUST DOCUMENTS                       5

BOARD RESOLUTION                                        6

DEPARTMENT OF LABOR NOTIFICATION                        7

EXECUTIVE SUMMARY                                       8

Executive Benefit Services, Inc. - 4140 ParkLake Avenue, Suite 500 -
800.999.4031 - FAX 919.719.2015 - WWW.EBSNQ.COM Copyright (C)2003 Executive
Benefit Services, Inc. All Rights Reserved Executive Benefit Services, Inc.
(EBS) is a member company of the Principal financial Group(R),Des Moines, IA 50392

[EBS LOGO]      THE EXECUTIVE NONQUALIFIED "EXCESS" PLAN(SM)  EXCESS PLAN
            -   Engagement Agreement

This agreement entered into this 9th day of November, 2004 between Executive Benefit Services, Inc., hereafter called ("EBS"), a North Carolina corporation, located at 4140 ParkLake Avenue, Suite 500, Raleigh, NC 27612 and Proassurance Group, located at 100 Brookwood PLC., Birmingham, AL 35209, hereafter called the ("COMPANY"). Whereas, the COMPANY wishes to use the administrative services of EBS for The Executive Nonqualified "Excess " Plan(TM), hereafter referred to as the "Plan".

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto agree as follows:

1.0   PLAN DESIGN SERVICES:

      EBS will provide the following services in coordination with the servicing representative(s) to assist the COMPANY in the design of the Plan:

      a) Coordinate Implementation conference call with COMPANY representative(s), the EBS implementation team, servicing representative(s) and other parties as applicable.

      b) Assist in preparation of prototype Plan documentation including (where applicable):

                  -     Service Agreement

                  -     Plan Document and Adoption Agreement

                  -     Board Resolution

                  -     Department of Labor Notification

                  -     Trust Agreement (if applicable)

      c)    Implement Plan financing method.

2.0   ACKNOWLEDGMENTS:

      a) EBS does not provide legal, tax or accounting advice. EBS may provide general information regarding the operation of the Plan, but it is solely the responsibility of the COMPANY to determine actual legal and tax consequences associated with the Plan.

      b) EBS may provide the COMPANY model documents but it is solely the responsibility of the COMPANY and the COMPANY'S legal counsel to determine whether documents are appropriate for the Plan.

      c) Plan Administrative Service fees vary depending on the plan financing method(s) used. A Service Agreement will be drafted based on the COMPANY'S selection of a financing method. Any change in financing method will require execution of a new Service Agreement. Any difference in fees will be due / refunded upon execution of the new Service Agreement.

3.0   APPLICATION FEE:

A $500.00 non-refundable application fee is payable with this engagement letter. This fee will be applied towards the Plan Set-up fee. Any additional amounts owed for the Plan Set-up fee will be invoiced and due with the first quarter's statement fees.

Victor T. Adamo, President                         /S/ Victor T. Adamo
-------------------------------------------        ----------------------------
Please print COMPANY OFFICER'S Name & Title         Signature of COMPANY OFFICER

[SEAL]                                                                [EBS LOGO]

                                  THE EXECUTIVE
                          NONQUALIFIED "EXCESS" PLAN(SM)

        SERVICE AGREEMENT - ADVANTAGE NONQUALIFIED MUTUAL FUND FINANCING

This agreement is made this 1 day of December, 2004, between Executive Benefit Services, Inc. ("EBS"), a North Carolina corporation, located at 4140 ParkLake Avenue, Suite 500, Raleigh, NC 27612 and PROASSURANCE GROUP SERVICES CORPORATION, located at 100 BROOKWOOD PLACE, SUITE 300, BIRMINGHAM, AL 35209 ("COMPANY"). Whereas, the COMPANY wishes to use the administrative services of EBS to provide plan level administration for The Executive Nonqualified "Excess" Plan(SM), hereinafter referred to as the "Plan".

                                    RECITALS:

      Whereas, the COMPANY has established a Nonqualified Executive Benefit Program and will use mutual funds as the financing method; and

      Whereas, EBS is in the business of providing administrative services to companies offering Nonqualified Executive Benefit Programs to certain of their eligible employees (the "EXECUTIVES"); and

      Whereas, the COMPANY wishes to use the administrative services of EBS to service the Plan; and

      Whereas, EBS is willing to provide such services and undertake such actions on the terms and conditions set forth in this Agreement,

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the undersigned parties agree as follows:

1.0   APPOINTMENT OF EBS:

      1.1 The COMPANY hereby appoints EBS as its administrative agent for the purposes set forth herein.

      1.2 EBS hereby accepts such appointment, upon the terms and conditions set forth herein.

2.0   THE PLAN:

      2.1 The COMPANY agrees to provide EBS a copy of all plan documents, forms and administrative procedures regarding the Plan, and such other information and documents needed by EBS to assist in administering the Plan.

      2.2 The COMPANY agrees to promptly provide EBS with all amendments or modifications to the Plan documents and all such other information as EBS may reasonably request to perform its duties.

      2.3 The COMPANY represents, acknowledges and agrees that EBS may rely on all documents and information provided to it by the COMPANY as being complete and accurate.

      2.4 The COMPANY shall appoint one or more employees to act as its representative ("COMPANY REPRESENTATIVE(s)") to coordinate administration of the Plan with EBS.

3.0   PLAN IMPLEMENTATION:

      3.1 EBS agrees to assist the COMPANY in implementing the Plan by providing the services described in Appendix A to this Agreement.

      3.2 In consideration for its services under this Agreement, the COMPANY shall pay or cause the Plan to pay EBS for services selected as set forth in Appendix B. "the Election of Services and Fees".

4.0   PURCHASE AND REDEMPTION OF MUTUAL FUND SHARES:

      4.1 The COMPANY has selected EBS to coordinate the Purchases and Redemptions of mutual funds shares.

      4.2 EBS has selected Princor Financial Services Corporation ("PRINCOR"), a licensed broker- dealer and member of the National Association of Securities Dealers ("NASD"), as its broker-dealer for executing purchases and redemptions of mutual fund shares.

      4.3 EBS will act as a liaison between the COMPANY and PRINCOR for mutual fund purchases and redemptions.

5.0   GENERAL PROVISIONS:

      5.1   Limitation of Administrative Duties.

                  5.1.1 The parties acknowledge and agree that EBS is not a
                        fiduciary, trustee or administrator of the Plan.

                  5.1.2 The parties acknowledge and agree that EBS does not
                        provide legal, accounting, tax or investment advisory services.

                  5.1.3 The parties acknowledge and agree that EBS does not
                        guarantee the execution of orders to purchase or redeem mutual fund shares and shall not be liable for unexecuted or partially filled trades.

      5.2 Limitation of Liability. EBS shall not be responsible for any losses or damages to the Plan or the COMPANY other than those resulting directly from EBS' negligence or willful disregard of its duties under this Agreement; provided, however, that in no event shall EBS be liable for any error or inaccuracy in the transmission of information because of a breakdown or failure of transmission or communication facilities.

                  5.2.1 The EBS website is intended to provide summary
                        information only and does not supersede reports, confirmations or other primary source documents.

      5.3   Term.

                  5.3.1 This Agreement shall commence as of the date of this
                        Agreement and continue until terminated by any party upon ninety-days (90) prior written notice.

                  5.3.2 EBS reserves the right to terminate this agreement for non-payment of any fees due by COMPANY to EBS. Fees are due upon receipt and there is a ninety-day (90) grace period.

                  5.3.3 In the event that any party to this Agreement files a petition for bankruptcy, or loses any licenses required in order to perform the services contained herein, this Agreement shall be deemed to immediately terminate.

      5.4 Termination. Termination of this Agreement shall not affect any other agreements between or among the parties.

      5.5 EBS' Authority. The COMPANY hereby authorizes EBS to have access to all information contained in the Plan's custodial accounts so as to permit EBS to affect the administrative duties set forth in this Agreement.

      5.6   Construction of this Agreement.

            5.6.1 No provision of this Agreement shall be construed so as to violate the Plan, or any law, rule, regulation or order of any federal or state governmental or regulatory authority, including, without limitation, the Internal Revenue Code, ERISA, the Securities and Exchange Commission, NASD.

            5.6.2 The parties agree that this Agreement shall be construed as though jointly drafted by the parties and according to the fair intent of the language as a whole and not for or against any party.

      5.7 Amendments or Modifications. This Agreement may be amended or modified only in writing signed by the parties.

      5.8 Authorization. Each of the parties represents that it has duly authorized the execution, delivery, and performance of this Agreement and that this Agreement is a valid and binding obligation.

      5.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties with regard to the matters set out herein.

      5.10 Governing Law. This Agreement shall be governed by the laws of the State of North Carolina without regard to conflict of law principles.

      5.11 Assignment. This Agreement may not be assigned by any party without the written consent of the other party. Any attempted assignment without such consent shall be void and of no effect.

      5.12 Performance of Functions. EBS, to the extent it deems necessary or appropriate, may engage an affiliate or outside agent to perform any functions described in this Agreement as appropriate or required by law. Compensation to such affiliate or outside agent, if any, shall be paid by EBS and will not change the fee structure described in this Agreement.

      5.13 Confidentiality. The parties acknowledge that during the course of this Agreement they may receive or learn confidential, business, proprietary or other like information concerning each other (the "CONFIDENTIAL INFORMATION"). The parties agree to keep all Confidential Information strictly confidential and not to disclose to any third party any Confidential Information without the prior written consent of the other. Further, each party covenants and agrees that it will not appropriate any Confidential Information to its own use or to the use of any third party. The parties agree to take at least such precautions to protect the Confidential Information as it takes to protect its own confidential and proprietary information.

            5.13.1 Upon learning of any unauthorized disclosure or use of
                   Confidential Information, a party shall notify the other party promptly and cooperate fully to protect such Confidential Information.

            5.13.2 If a party believes it is required by law, subpoena or court order to disclose any Confidential Information, then such party shall promptly notify the other party and provide a copy of the subpoena, court order or other demand and make reasonable efforts to allow the other party an opportunity to seek a protective order or other judicial relief.

      5.14 Notice. For purposes of this Agreement, Notice shall be considered to have been given if it is provided by one Party to the other by U.S. mail or nationally recognized overnight courier to the following mailing addresses:

           EBS
           4140 ParkLake Avenue
           Suite 500
           Raleigh, NC 27612

           THE COMPANY
           ProAssurance Group Services Corporation
           Attn: Clay Shaw
           100 Brookwood Place
           Suite 300
           Birmingham, AL 35209

      IN WITNESS WHEREOF, this Agreement is executed as of the date above written.

PROASSURANCE GROUP SERVICES CORPORATION     EXECUTIVE BENEFIT SERVICES, INC.

By: /s/ Victor T. Adamo                     By: /s/ [ILLEGIBLE]
    -----------------------------               -------------------------------
Its: President                              Its: Assistant VP of Plan Management

                             EBS PLAN LEVEL SERVICES

                                   APPENDIX A

1.0 INITIAL PLAN REVIEW: EBS will review Plan documents to make sure they coordinate with EBS' administrative capabilities.

2.0 PLAN IMPLEMENTATION: EBS will provide the following services to assist the COMPANY in implementing and administering the Plan:

      1.1   Prepare prototype Plan documents for legal review.

      1.2 Prepare enrollment material, review Plan communications with eligible employees/Plan members ("EXECUTIVES"), and help organize enrollment meetings and presentations.

      1.3   Set up Plan liability administration system.

3.0   COORDINATE PLAN FINANCING:

      3.1 Based upon the mutual funds selected by the COMPANY (maximum of 40), EBS will coordinate with PRINCOR the transfer of necessary information so as PRINCOR can create the proper accounts with the fund families.

      3.2 Instruct COMPANY representatives on electronic wire transfer procedures generally.

4.0   PLAN ADMINISTRATIVE SERVICES:

      4.1   Plan-level administrative services:

            4.1.1 EBS shall provide internet access to COMPANY to view Plan values and allocations for each participating executive.

            4.1.2 EBS shall provide a Plan liability report to COMPANY showing accounting for Plan expenses.

            4.1.3 EBS shall provide a Plan asset report reflecting values of the mutual fund accounts at a frequency as selected by COMPANY in Appendix B.

            4.1.4 EBS shall provide such general payroll and accounting record keeping assistance, as COMPANY shall request.

      4.2   Executive-Level Administrative Services:

            4.2.1 EBS shall provide internet access to each executive to view his or her account values, asset allocations, detailed fond information and performance history.

            4.2.2 EBS shall provide executive statements, as selected by COMPANY in Appendix B, identifying each executive's account values, asset allocation, share prices and supplemental supporting information.

            4.2.3 EBS shall provide toll-free telephone numbers for executives to make account inquiries during business hours. (U.S. residents only)

5.0 ASSET ADMINISTRATION: The COMPANY will hold mutual funds in its name (or a Trust) with each fund company. The COMPANY will receive fund statements and related tax documents directly from the individual fund houses.

      5.1 The COMPANY will administer supporting assets. That is, the COMPANY will monitor the relationship between the Plan liability portfolio and the supporting asset portfolio. EBS will provide COMPANY with access to an allocation comparison report on the EBS website. COMPANY will contact EBS and direct fund transfers as it deems appropriate.

      5.2 The COMPANY may elect to deliver standing directions to EBS to monitor and communicate trade instructions in an attempt to maintain a balance designated by the COMPANY between the overall asset and liability portfolios of the Plan.

            5.2.1 The COMPANY acknowledges and agrees that an "attempt to maintain a balance" does not mean that the asset portfolio will exactly mirror the liability portfolio.

            5.2.2 EBS agrees to monitor the relationship between the asset and liability portfolio on each day that the New York Stock Exchange is open for business.

            5.2.3 On each such day that it monitors the portfolio, EBS will adjust the assets as needed to maintain the balance designated by the COMPANY; except, however, that no such action will be taken unless a fund is off balance by more than a percentage as selected by COMPANY in Appendix B.

            5.2.4 The COMPANY will receive confirmation statements from the mutual fund companies on any day that mutual funds are traded in the Plan account.

                  ELECTION OF ADMINISTRATIVE SERVICES AND FEES

                                   APPENDIX B

1.0   PLAN SET UP FEES; (PLAN SET UP FEES ARE NONREFUNDABLE.)

ONE TIME PLAN SET UP FEE:               $  500.00
PER ENROLLMENT KIT FEE:                 $    5.00 (WAIVED IF ENROLLMENT KITS ARE EMAILED.)

2.0   ANNUAL RECORD KEEPING FEES; (BILLED QUARTERLY)

PLAN FEE:                               $ 2,500.00

PARTICIPANT FEE: (per # of active participants)

                            1-25        $   150.00
                            26-100      $   125.00
                            100+        $   100.00

      SERVICE FEE: (valued as an average daily balance of mutual funds)
                   Principal Investor and Russell Lifepoint Funds - no service fee Access Funds - 0.20% of Access Mutual Fund assets

      CHECK HANDLING FEE: $20 per check submitted (COMPANY acknowledges that there is a significant time delay from the day a check is submitted to when it purchases mutual funds. ELECTRONIC FORMS ACCEPTED AT NO COST).

3.0   MISCELLANEOUS SERVICES FEES:

Amendment of the executed
Adoption Agreement:                 $ 100.00/amendment

Custom requests:                    $ 150.00/hour
                                    $ 0.35/page mailed (No charge for entailed reports)

4.0   OPTIONAL SERVICES: (CHECK DESIRED SERVICES)

[ ]   Statements mailed to residences @ $l/each statement mailed

[X] Semi-Annual frequency for Executive Statements and Corporate Report (25% discount on Participant Fee)

[ ] Annual frequency for Executive Statements and Corporate Report (50% discount on Participant Fee)

5.0   ASSET ADMINISTRATIVE SERVICES:(PLEASE CHECK ONE OPTION)

[ ] COMPANY will administer supporting assets as described in section 5.1 of Appendix A.

[X] COMPANY elects to deliver standing instructions to BBS for monitoring supporting assets as described in section 5.2 of Appendix A.

      - If standing instructions to EBS is selected, please indicate maximum percentage tolerance per fund: 5%. (Minimum of 1%)

                   THE EXECUTIVE NONQUALIFIED EXCESS PLAN (SM)
                               ADOPTION AGREEMENT

                    FOR PLANS EFFECTIVE AFTER OCTOBER 3, 2004

      THIS AGREEMENT is made the 1 day of December, 2004, by PROASSURANCE GROUP SERVICES CORPORATION (the "Employer"), having its principal office at 100 BROOKWOOD PLACE, SUITE 300, BIRMINGHAM, AL 35209 and EXECUTIVE BENEFIT SERVICES, INC. (the "Provider"), having its principal office at 4140 ParkLake Avenue, Suite 500, Raleigh, North Carolina 27612.

                                   WITNESSETH:

      WHEREAS, the Provider has established The Executive Nonqualified Excess Plan(SM) (the "Plan"); and

      WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

      WHEREAS, the Employer has been advised by the Provider to obtain legal and tax advice from its professional advisors before adopting the Plan, and that the Provider disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

      NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

      Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

      This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan(SM). The Provider will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan. For questions concerning the Plan, the Employer may call the Provider at (919) 833-1042.

                                    (C) 10/2004 EXECUTIVE BENEFIT SERVICES, INC.

                                   ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 COMMITTEE: The duties of the Committee set forth in the Plan shall be satisfied by:

      XX    (a)  The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

      __    (b)  Employer.

      __    (c)  Other (specify):___________________________________________.

2.7   COMPENSATION: The "Compensation" of a Participant shall mean all of a
      Participant's:

      XX    (a)  Base salary.

      __    (b)  Service Bonus.

      __    (c)  Performance-Based Compensation earned in a period of 12 months or more.

      __    (d)  Commissions.

      XX    (e)  Compensation received as an Independent Contractor reportable on Form 1099.

      __    (f)  Other:________________________________________________________.

2.8 CREDITING DATE: The Deferred Compensation Account of a Participant shall be credited with the amount of any Salary Deferral Credits to such account at the time designated below:

      __    (a)  The last business day of each Plan Year.

      __    (b)  The last business day of each calendar quarter during the Plan
                 Year.

      __    (c)  The last business day of each month during the Plan Year.

      __    (d)  The last business day of each payroll period during the Plan
                 Year.

      __    (e)  Each pay day as reported by the Employer.

      XX    (f)  Any business day on which Salary Deferral Credits are received by the Provider.

      __    (g)  Other:_______________________________________________________.

2.12  EFFECTIVE DATE:

      XX    (a)  This is a newly-established Plan, and the Effective Date of the
                 Plan is JANUARY 1, 2005.

      __    (b)  This is an amendment and restatement of a plan named
                 __________________________________________________________with an effective date of________________. The Effective Date of this amended and restated Plan is__________________. This is amendment number____________.

2.20 PARTICIPATING EMPLOYER(S): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

     Name of Employer                  Address             Telephone No.       EIN
-----------------------------   --------------------      --------------    ----------
ProAssurance Group Services     100 Brookwood Place,
       Corporation                     Suite 300          (205) 877-4400    63-1285505
                                Birmingham, AL 35209

                                100 Brookwood Place,
ProAssurance Corporation               Suite 300          (205) 877-4400    63-1261433
                                Birmingham, AL 35209

The Medical Assurance           100 Brookwood Place,
      Company, Inc.                    Suite 300          (205) 877-400     63-0720042
                                Birmingham, AL 35209

Medical Assurance of West       100 Brookwood Place,
     Virginia, Inc.                    Suite 300          (205) 877-4400    55-066686
                                Birmingham, AL 35209

                                100 Brookwood Place,
Mutual Assurance Agency, Inc.          Suite 300          (205) 877-4400    63-0725911
                                Birmingham, AL 35209

                                100 Brookwood Place,
ProNational Insurance Company          Suite 300          (205) 877-4400    38-2317569
                                Birmingham, AL 35209

Red Mountain Casualty           100 Brookwood Place,
 Insurance Company, Inc.               Suite 300          (205) 877-4400    36-3990058
                                Birmingham, AL 35209

                                691 N. Squirrell Rd.
Meemic Insurance Company               Suite 100          (248)373-5700     38-1337336
                                Auburn Hills, MI 48326

2.18 NORMAL RETIREMENT AGE: The Normal Retirement Age of a Participant shall be:

      __    (a)  Age______.

      __    (b)  The later of age ______ or the _________ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

      XX    (c)  Other: AGE 55 AND 5 YEARS OF SERVICE.

2.22 Plan: The name of the Plan as applied to the Employer is THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF PROASSURANCE GROUP

2.23  PLAN ADMINISTRATOR: The Plan Administrator shall be:

      __    (a)  Committee.

      XX    (b)  Employer.

      __    (c)  Other:___________________________________________________.

2.24 PLAN YEAR: The Plan Year shall end each year on the last day of the month of DECEMBER.

2.33  TRUST:

      XX    (a)  The Employer DOES DESIRE to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

      __    (b)  The Employer DOES NOT DESIRE to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

      __    (c)  The Employer desires to establish a 'rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan UPON THE
                 OCCURRENCE OF A CHANGE IN CONTROL.

4.1 SALARY DEFERRAL CREDITS: A Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

      XX    (a)  Base salary:

                      minimum deferral: $_______________ or       1       %
                      maximum deferral: $_______________ or      75       %

      __    (b)  Service Bonus:

                      minimum deferral: $_______________ or _____________ %
                      maximum deferral: $_______________ or _____________ %

      __    (c)  Performance-Based Compensation:

                      minimum deferral: $_______________ or _____________ %
                      maximum deferral: $_______________ or _____________ %

      XX    (d)  Other: 1099 Income.

                      minimum deferral: $     1.000      or _____________ %
                      maximum deferral: $   100.000      or _____________ %

      __    (e)  Salary deferral credits not allowed.

4.2 EMPLOYER CREDITS: The Employer will make Employer Credits in the following manner:

      __    (a)  EMPLOYER MATCHING CREDITS: The Employer may make
                 matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

                 _  (i)  An amount determined each Plan Year by the
                         Employer.

                 _  (ii) Other: __________________________________________.

      __    (b)  EMPLOYER PROFIT SHARING CREDITS: The Employer may make profit sharing credits to the Deferred Compensation
                 Account of each Active Participant in an amount determined as follows:

                 _  (i)  An amount determined each Plan Year by the Employer.

                 _  (ii) Other: __________________________________________.

      __    (c)  OTHER:______________________________________

      XX    (d)  Employer Credits not allowed.

5.3 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

      __    (a)  An amount to be determined by the Committee.

      __    (b)  Other:______________________________________________________.

      XX    (c)  No additional benefits.

5.4   ID-SERVICE WITHDRAWALS: In-service withdrawals may be made from the Plan:

      __    (a)  Yes, with respect to:

                 __   Salary Deferral Credits only.

                 __   Vested Employer Credits only.

                 __   Salary Deferral and Vested Employer Credits.

                 In-service withdrawals may be made in the following manner:

                 __   Single lump sum payment.

                 __   Installment payments over no more than__________years.

      XX    (b)  No in-service withdrawals.

5.5     EDUCATION WITHDRAWALS: Education withdrawals may be made from the Plan:

      __    (a)  Yes, with respect to:

                 __   Salary Deferral Credits only.

                 __   Vested Employer Credits only.

                 __   Salary Deferral and Vested Employer Credits.

                 Education withdrawals may be made in the following manner:

                 __   Single lump sum payment.

                 __   Installment payments over no more than_________ years.

      XX    (b)  No education withdrawals.

5.6   CHANGE IN CONTROL: Distributions are permitted upon a Change in Control:

      XX    (a)  Yes.
      __    (b)  No.

6.1 PAYMENT OPTIONS: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Salary Deferral Agreement:

      XX    (a)   A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

      XX    (b)   Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 10 years.

      __    (c)   Other:______________________________________________________.

7. VESTING: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon first to occur of the following events: N/A

      ____  (a) Normal Retirement Age

      ____  (b) Death

      ____  (c) Disability

      ____  (d) Change in Control

      ____  (e) Other:_________________________________________________.

      ____  (f) Satisfaction of the vesting requirement specified below:

                   __  EMPLOYER MATCHING CREDITS:

                       ____     (i)    Immediate 100% vesting.

                       ____     (ii)   100% vesting after______Years of Service.

                       ____     (iii)  100% vesting at age______.

                       ____     (iv)   Number of Years     Vested
                                         of Service      Percentage

                                  Less than 1              ______%
                                            1              ______%
                                            2              ______%
                                            3              ______%
                                            4              ______%
                                            5              ______%
                                            6              ______%
                                            7              ______%
                                            8              ______%
                                            9              ______%
                                            10 or more     ______%

              For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

              ____  (1) First Day of Service.

              ____  (2) Effective Date of the Plan Participation.

              ____  (3) Each Crediting Date. Under this option (3), each
                        Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Matching Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Matching Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): __________________________
                        _______________________________________________________.

_____  EMPLOYER PROFIT SHARING CREDITS:

       _______  (i)  Immediate 100% vesting.

       _______  (ii) 100% vesting after__Years of Service.

       _______  (iii)100% vesting at age____.

       _______  (iv) Number of Years          Vested
                        of Service          Percentage

       Less than         1                _______%
                         1                _______%
                         2                _______%
                         3                _______%
                         4                _______%
                         5                _______%
                         6                _______%
                         7                _______%
                         8                _______%
                         9                _______%
                         10 or more       _______%

       For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

       _______  (1) First Day of Service.

       _______  (2) Effective Date of the Plan Participation.

       _______  (3) Each Crediting Date. Under this option (3), each Employer
                    Credit
                        shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing Credit is made to his or her Deferred Compensation Account.

                        Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s):
                        _______________________________________________________
                        _______________________________________________________

_____  OTHER EMPLOYER CREDITS:

       _____  (i)   Immediate 100% vesting.

       _____  (ii)  100% vesting after__Years of Service.

       _____  (iii) 100% vesting at age______.

       _____  (iv)  Number of Years         Vested
                      of Service          Percentage

              Less than  1                 ______%
                         1                 ______%
                         2                 ______%
                         3                 ______%
                         4                 ______%
                         5                 ______%
                         6                 ______%
                         7                 ______%
                         8                 ______%
                         9                 ______%
                         10 or more        ______%

              For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

              _______ (1) First Day of Service.

              _______ (2) Effective Date of the Plan Participation.

              _______ (3) Each Crediting Date. Under this option (3),
                                 each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): _______________

14. AMENDMENT AND TERMINATION OF PLAN: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 17.8 of the Plan shall be amended to read as provided in attached Exhibit A.

17.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of ALABAMA, except to the extent that such laws are superseded by ERISA.

            IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

                                        PROASSURANCE GROUP SERVICES CORPORATION
                                        Name of Employer

                                        By:  /s/ Victor T. Adamo, PRESIDENT
                                             -----------------------------
                                                Authorized Person

NOTE: EXECUTION OF THIS ADOPTION AGREEMENT CREATES A LEGAL LIABILITY OF THE EMPLOYER WITH SIGNIFICANT TAX CONSEQUENCES TO THE EMPLOYER AND PARTICIPANTS. THE EMPLOYER SHOULD OBTAIN LEGAL AND TAX ADVICE FROM ITS PROFESSIONAL ADVISORS BEFORE ADOPTING THE PLAN. THE PROVIDER DISCLAIMS ALL LIABILITY FOR THE LEGAL AND TAX CONSEQUENCES WHICH RESULT FROM THE ELECTIONS MADE BY THE EMPLOYER IN THIS ADOPTION AGREEMENT.

           The Plan is adopted by the following Participating Employers:

                                        PROASSURANCE CORPORATION
                                        Name of Employer

                                        By:  /s/ Victor T. Adamo, PRESIDENT
                                             ----------------------------------
                                                Authorized Person

                                        THE MEDICAL ASSURANCE COMPANY. INC.
                                        Name of Employer

                                        By:  Jeffrey P. Lisenby, VICE PRESIDENT
                                             -----------------------------------
                                                Authorized Person

                        MEDICAL ASSURANCE OF WEST VIRGINIA, INC.
                        Name of Employer

                        By: /s/ [ILLEGIBLE]
                            ----------------------------------
                                Authorized Person

                        MUTUAL ASSURANCE AGENCY, INC.
                        Name of Employer

                        By: Jeffrey P. Lisenby, Vice President
                            ----------------------------------
                                Authorized Person

                        PRONATIONAL INSURANCE COMPANY
                        Name of Employer

                        By: /s/ Victor T. Adamo, President
                            ----------------------------------
                                Authorized Person

                        RED MOUNTAIN CASUALTY INSURANCE COMPANY, INC. Name of Employer

                        By: /s/ Victor T. Adamo, President
                            ----------------------------------
                                Authorized Person

                        MEEMIC INSURANCE COMPANY
                        Name of Employer

                        By:-----------------------------------
                                Authorized Person

EXHIBIT A to the Executive Nonqualified Excess Plan Adoption Agreement ProAssurance Group Services Corporation

Plan Section 17.8 shall be amended and superseded to read as follows:

17.8 MERGER OR CONSOLIDATION; ASSUMPTION OF PLAN. Subject to Section 5.6, nothing herein shall prohibit the assumption of the obligations and liabilities of the Employer under the Plan by any successor entity.

                   THE EXECUTIVE NONQUALIFIED EXCESS PLAN(SM)
                                 PLAN DOCUMENT

                                    (C) 10/2004 EXECUTIVE BENEFIT SERVICES, INC.
                                     4140 PARKLAKE AVENUE, SUITE 500
                                     RALEIGH, NC 27612

                               TABLE OF CONTENTS

                   THE EXECUTIVE NONQUALIFIED EXCESS PLAN(SM)

                                                                        Page
                                                                        ----
Section 1.       Purpose..............................................    1

Section 2.       Definitions..........................................    1

     2.1         "Active Participant".................................    1
     2.2         "Adoption Agreement".................................    1
     2.3         "Beneficiary"........................................    2
     2.4         "Board"..............................................    2
     2.5         "Change in Control"..................................    2
     2.6         "Committee"..........................................    2
     2.7         "Compensation".......................................    2
     2.8         "Crediting Date".....................................    2
     2.9         "Deferred Compensation Account"......................    2
     2.10        "Disabled"...........................................    3
     2.11        "Education Account"..................................    3
     2.12        "Effective Date".....................................    3
     2.13        "Employee"...........................................    3
     2.14        "Employer"...........................................    4
     2.15        "Employer Credits"...................................    4
     2.16        "Independent Contractor".............................    4
     2.17        "In-Service Account".................................    4
     2.18        "Normal Retirement Age"..............................    4
     2.19        "Participant"........................................    4
     2.20        "Participating Employer".............................    5
     2.21        "Performance-Based Compensation".....................    5
     2.22        "Plan"...............................................    5
     2.23        "Plan Administrator".................................    5
     2.24        "Plan Year"..........................................    5
     2.25        "Provider"...........................................    5
     2.26        "Qualifying Distribution Event"......................    5
     2.27        "Salary Deferral Agreement"..........................    5
     2.28        "Salary Deferral Credits"............................    5
     2.29        "Service"............................................    6
     2.30        "Service Bonus"......................................    6
     2.31        "Spouse" or "Surviving Spouse".......................    6
     2.32        "Student"............................................    6
     2.33        "Trust"..............................................    6
     2.34        "Trustee"............................................    6
     2.35        "Unforeseeable Emergency"............................    6
     2.36        "Years of Service"...................................    7

Section 3.       Participation........................................    7

Section 4.       Credits to Deferred Compensation Account.............    7

     4.1         Salary Deferral Credits..............................    7
     4.2         Employer Credits.....................................    8
     4.3         Deferred Compensation Account........................    8

Section 5.       Qualifying Distribution Events.......................    9

     5.1         Separation from Service..............................    9
     5.2         Disability...........................................    9
     5.3         Death................................................    9
     5.4         In-Service Withdrawals...............................    9
     5.5         Education Withdrawals................................   10
     5.6         Change in Control....................................   11
     5.7         Unforeseeable Emergency..............................   11

Section 6.       Qualifying Distribution Events Payment Options.......   12

     6.1         Payment Options......................................   12
     6.2         Subsequent Elections.................................   13
     6.3         Acceleration Prohibited..............................   13

Section 7.       Vesting..............................................   13

Section 8.       Accounts; Deemed Investment; Adjustments to Account..   14

     8.1         Accounts.............................................   14
     8.2         Deemed Investments...................................   14
     8.3         Adjustments to Deferred Compensation Account.........   14

Section 9.       Administration by Committee..........................   15

     9.1         Membership of Committee..............................   15
     9.2         Committee Officers; Subcommittee.....................   15
     9.3         Committee Meetings...................................   15
     9.4         Transaction of Business..............................   15
     9.5         Committee Records....................................   16
     9.6         Establishment of Rules...............................   16
     9.7         Conflicts of Interest................................   16
     9.8         Correction of Errors.................................   16
     9.9         Authority to Interpret Plan..........................   16
     9.10        Third Party Advisors.................................   17
     9.11        Compensation of Members..............................   17
     9.12        Expense Reimbursement................................   17
     9.13        Indemnification......................................   17

Section 10.      Contractual Liability; Trust.............................          18

    10.1         Contractual Liability....................................          18
    10.2         Trust....................................................          18

Section 11.      Allocation of Responsibilities...........................          18

    11.1         Board ...................................................          19
    11.2         Committee................................................          19
    11.3         Plan Administrator.......................................          19

Section 12.      Benefits Not Assignable; Facility of Payments............          19

    12.1         Benefits not Assignable..................................          19
    12.2         Payments to Minors and Others............................          20

Section 13.      Beneficiary..............................................          20

Section 14.      Amendment and Termination of Plan........................          21

Section 15.      Communication to Participants............................          21

Section 16.      Claims Procedure.........................................          21

    16.1         Filing of a Claim for Benefits...........................          21
    16.2         Notification to Claimant of Decision.....................          22
    16.3         Procedure for Review.....................................          22
    16.4         Decision on Review.......................................          23
    16.5         Action by Authorized Representative of Claimant..........          23

Section 17.      Miscellaneous Provisions.................................          23

    17.1         Set off..................................................          23
    17.2         Notices................. ................................          24
    17.3         Lost Distributes.........................................          24
    17.4         Reliance on Data.........................................          24
    17.5         Receipt and Release for Payments.........................          25
    17.6         Headings ................................................          25
    17.7         Continuation of Employment...............................          25
    17.8         Merger or Consolidation; Assumption of Plan..............          25
    17.9         Construction.............................................          26

                    THE EXECUTIVE NONQUALIFIED EXCESS PLAN(SM)

            SECTION 1. PURPOSE:

            By execution of the Adoption Agreement, the Employer has adopted the Plan set forth herein to provide a means by which certain management Employees and Independent Contractors of the Employer may elect to defer receipt of current Compensation from the Employer in order to provide retirement and other benefits on behalf of such Employees and Independent Contractors of the Employer, as selected in the Adoption Agreement. The Plan is intended to be a nonqualified deferred compensation plan that complies with the provisions of
Section 409A of the Internal Revenue Code (the "Code"). The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974 and independent contractors.

            SECTION 2. DEFINITIONS:

            As used in the Plan, including this Section 2, references to one gender shall include the other and, unless otherwise indicated by the context:

            2.1 "ACTIVE PARTICIPANT" means, with respect to any day or date, a Participant who is in Service on such day or date; provided, that a Participant shall cease to be an Active Participant immediately upon a determination by the Committee that the Participant has ceased to be an Employee or Independent Contractor, or that the Participant no longer meets the eligibility requirements of the Plan.

            2.2 "ADOPTION AGREEMENT" means the written agreement pursuant to which the Employer adopts the Plan. The Adoption Agreement is a part of the Plan as applied to the Employer.

            2.3 "BENEFICIARY" means the person, persons, entity or entities designated or determined pursuant to the provisions of Section 13 of the Plan.

            2.4 "BOARD" means the Board of Directors of the Employer, if the Employer is a corporation. If the Employer is not a corporation, "Board" shall mean the Employer.

            2.5 "CHANGE IN CONTROL" means a change in ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer, as provided in regulations promulgated under Section 409A of the Code.

            2.6 "COMMITTEE" means the person designated in the Adoption Agreement. If the Committee designated in the Adoption Agreement is unable to serve, the Employer shall satisfy the duties of the Committee provided for in
Section 9.

            2.7 "COMPENSATION" shall have the meaning designated in the Adoption Agreement.

            2.8 "CREDITING DATE" means the date designated in the Adoption Agreement for crediting the amount of any Salary Deferral Credits to the Deferred Compensation Account of a Participant. Employer Credits may be credited to the Deferred Compensation Account of a Participant on any day that securities are traded on a national securities exchange.

            2.9 "DEFERRED COMPENSATION ACCOUNT" means the account maintained with respect to each Participant under the Plan. The Deferred Compensation Account shall be credited with Salary Deferral Credits and Employer Credits, credited or debited for deemed investment gains or losses, and adjusted for payments in accordance with the rules and elections in effect under Section 8. The Deferred Compensation Account of a Participant shall include any In-Service Account or Education Account of the Participant, if applicable.

            2.10 "DISABLED" means a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees of the Employer.

            2.11 "EDUCATION ACCOUNT" means a separate account to be kept for each Participant that has elected to make education withdrawals as described in
Section 5.5. The Education Account shall be adjusted in the same manner and at the same time as the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

            2.12 "EFFECTIVE DATE" shall be the date designated in the Adoption Agreement as of which the Plan first becomes effective. Notwithstanding the foregoing, any amounts credited to the account of a Participant pursuant to the terms of a predecessor plan of the Employer which are not earned and vested before January 1, 2005, shall be subject to the terms of this Plan.

            2.13 "EMPLOYEE" means an individual in the Service of the Employer if the relationship between the individual and the Employer is the legal relationship of employer and employee and if the individual is a highly compensated or management employee of the Employer. An individual shall cease to be an Employee upon the Employee's termination of Service.

            2.14 "EMPLOYER" means the Employer identified in the Adoption Agreement, and any Participating Employer which adopts this Plan. The Employer may be a corporation, a limited liability company, a partnership or sole proprietorship. All references herein to the Employer shall be applied separately to each such Employer as if the Plan were solely the Plan of that Employer.

            2.15 "EMPLOYER CREDITS" means the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.2.

            2.16 "INDEPENDENT CONTRACTOR" means an individual in the Service of the Employer if the relationship between the individual and the Employer is not the legal relationship of employer and employee. An individual shall cease to be an Independent Contractor upon the termination of the Independent Contractor's Service. An Independent Contractor shall include a director of the Employer who is not an Employee.

            2.17 "IN-SERVICE ACCOUNT" means a separate account to be kept for each Participant that has elected to make in-service withdrawals as described in
Section 5.4. The In-Service Account shall be adjusted in the same manner and at the same time as the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

            2.18 "NORMAL RETIREMENT AGE" of a Participant means the age designated in the Adoption Agreement.

            2.19 "PARTICIPANT" means with respect to any Plan Year an Employee or Independent Contractor who has been designated by the Committee as a Participant and who has entered the Plan or who has a Deferred Compensation Account under the Plan.

            2.20 "PARTICIPATING EMPLOYER" means any trade or business (whether or not incorporated) which adopts this Plan with the consent of the Employer identified in the Adoption Agreement.

            2.21 "PERFORMANCE-BASED COMPENSATION" means any compensation based on services performed over a period of at least twelve months as provided in regulations promulgated under Section 409A of the Code.

            2.22 "PLAN" means The Executive Nonqualified Excess Plan(SM), as herein set out or as duly amended. The name of the Plan as applied to the Employer shall be designated in the Adoption Agreement.

            2.23 "PLAN ADMINISTRATOR" means the person designated in the Adoption Agreement. If the Plan Administrator designated in the Adoption Agreement is unable to serve, the Employer shall be the Plan Administrator.

            2.24 "PLAN YEAR" means the twelve-month period ending on the last day of the month designated in the Adoption Agreement; provided, that the initial Plan Year may have fewer than twelve months.

            2.25 "PROVIDER" means Executive Benefit Services, Inc.

            2.26 "QUALIFYING DISTRIBUTION EVENT" means an event described in
Section 5.

            2.27 "SALARY DEFERRAL AGREEMENT" means a written agreement entered into between a Participant and the Employer pursuant to the provisions of
Section 4.1

            2.28 "SALARY DEFERRAL CREDITS" means the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.1.

            2.29 "SERVICE" means employment by the Employer as an Employee. If the Participant is an Independent Contractor, "Service" shall mean the period during which the contractual relationship exists between the Employer and the Participant.

            2.30 "SERVICE BONUS" means any bonus paid to a Participant by the Employer which is not Performance-Based Compensation.

            2.31 "SPOUSE" or "SURVIVING SPOUSE" means, except as otherwise provided in the Plan, a person of the opposite sex who is the legally married spouse or surviving spouse of a Participant.

            2.32 "STUDENT" means the individual designated by the Participant in the Salary Deferral Agreement with respect to whom the Participant will create an Education Account.

            2.33 "TRUST" means the trust fund established pursuant to Section 10.2, if designated by the Employer in the Adoption Agreement.

            2.34 "TRUSTEE" means the trustee, if any, named in the agreement establishing the Trust and such successor or additional trustee as may be named pursuant to the terms of the agreement establishing the Trust.

            2.35 "UNFORESEEABLE EMERGENCY" means a severe financial hardship to the Participant resulting from a sudden or unexpected illness or accident of the Participant, the Participant's Spouse or dependent (as defined in Section 152(a) of the Code), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

            2.36 "YEARS OF SERVICE" means each Plan Year of Service completed by the Participant. For vesting purposes, Years of Service shall be calculated from the date designated in the Adoption Agreement.

            SECTION 3. PARTICIPATION:

            The Committee in its discretion shall designate each Employee or Independent Contractor who is eligible to participate in the Plan. An Employee or Independent Contractor designated by the Committee as a Participant who has not otherwise entered the Plan shall enter the Plan and become a Participant as of the date determined by the Committee. A Participant who separates from Service with the Employer and who later returns to Service will not be an Active Participant under the Plan except upon satisfaction of such terms and conditions as the Committee shall establish upon the Participant's return to Service, whether or not the Participant shall have a balance remaining in the Deferred Compensation Account under the Plan on the date of the return to Service.

            SECTION 4. CREDITS TO DEFERRED COMPENSATION ACCOUNT:

            4.1 SALARY DEFERRAL CREDITS. To the extent provided in the Adoption Agreement, each Active Participant may elect, by entering into a Salary Deferral Agreement with the Employer, to defer the receipt of Compensation from the Employer by a dollar amount or percentage specified in the Salary Deferral Agreement. The amount of the Participant's Salary Deferral Credit shall be credited by the Employer to the Deferred Compensation Account maintained for the Participant pursuant to Section 8. The following special provisions shall apply with respect to the Salary Deferral Credits of a Participant:

            4.1.1 The Employer shall credit to the Participant's Deferred Compensation Account on each Crediting Date an amount equal to the total Salary Deferral Credit for the period ending on such Crediting Date.

            4.1.2 An election pursuant to Section 4.1 shall be made by the Participant by executing and delivering a Salary Deferral Agreement to the Committee. The Salary Deferral Agreement shall become effective with respect to such Participant as of the first day of January following (the date such Salary Deferral Agreement is received by the Committee; provided, that in the case of the first year in which the Participant becomes eligible to participate in the Plan, the Participant may execute and deliver a Salary Deferral Agreement to the Committee within 30 days after the date the Participant enters the Plan to be effective as of the first payroll period next following the date the Salary Deferral Agreement is received by the Committee. A Participant's election shall continue in effect, unless earlier modified by the Participant, until the Participant separates from Service, or, if earlier, until the Participant ceases to be an Active Participant under the Plan.

            4.1.3 A Participant may unilaterally modify a Salary Deferral Agreement (either to terminate, increase or decrease the portion of his future Compensation which is subject to salary deferral within the percentage limits set forth in Section 4.1 of the Adoption Agreement) by providing a written modification of the Salary Deferral Agreement to the Employer. The modification shall become effective as of the first day of January following the date such written modification is received by the Committee.

            4.1.4 Notwithstanding Sections 4.1.2 and 4.1.3, a Salary Deferral Agreement relating to the deferral of Performance-Based Compensation must be executed and delivered to the Committee no later than the date which is 6 months prior to the end of the performance period, and may not be modified after such date.

            4.1.5 The Committee may from time to time establish policies or rules governing the manner in which Salary Deferral Credits may be made.

            4.2 EMPLOYER CREDITS. If designated by the Employer in the Adoption Agreement, the Employer shall cause the Committee to credit to the Deferred Compensation Account of each Active Participant an Employer Credit as determined in accordance with the Adoption Agreement.

            4.3 DEFERRED COMPENSATION ACCOUNT. All Salary Deferral Credits and Employer Credits shall be credited to the Deferred Compensation Account of the Participant.

            SECTION 5. QUALIFYING DISTRIBUTION EVENTS:

            5.1 SEPARATION FROM SERVICE. If the Participant separates from Service with the Employer, the vested balance in the Deferred Compensation Account shall be paid to the Participant by the Employer as provided in Section
6. Notwithstanding the foregoing, no distribution shall be made earlier than six months after the date of separation from Service (or, if earlier, the date of death) with respect to a Participant who is a key employee (as defined in
Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation the stock in which is traded on an established securities market or otherwise.

            5.2 DISABILITY. If the Participant becomes Disabled while in Service, the vested balance in the Deferred Compensation Account shall be paid to the Participant by the Employer as provided in Section 6.

            5.3 DEATH. If the Participant dies while in Service, the Employer shall pay a benefit to the Participant's Beneficiary in the amount designated in the Adoption Agreement. Payment of such benefit shall be made by the Employer as provided in Section 6. If a Participant dies following his separation from Service for any reason, and before all payments under the Plan have been made, the vested balance in the Deferred Compensation Account shall be paid by the Employer to the Participant's Beneficiary pursuant to Section 6.

            5.4 IN-SERVICE WITHDRAWALS. If the Employer designates in the Adoption Agreement that in-service withdrawals are permitted under the Plan, a Participant may elect in the Salary Deferral Agreement to withdraw a designated amount from the Deferred Compensation Account at the specified time or times designated by the Participant in the Salary Deferral Agreement, and the Participant's In-Service Account shall be credited with the amount designated for in-service withdrawals. In no event may an in-service withdrawal be made prior to two years following the establishment of the In-Service Account of the Participant.

Notwithstanding the foregoing, if a Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance in the In-Service Account has been distributed, then the balance in the In-Service Account on the date of the Qualifying Distribution Event shall be distributed to the Participant in the same manner and at the same time as the balance in the Deferred Compensation Account is distributed under Section 6 and in accordance with the rules and elections in effect under Section 6.

            5.5 EDUCATION WITHDRAWALS. If the Employer designates in the Adoption Agreement that education withdrawals are permitted under the Plan, a Participant may elect in the Salary Deferral Agreement to withdraw a designated amount from the Deferred Compensation Account at the specified time or times designated by the Participant in the Salary Deferral Agreement, and the Participant's Education Account shall be credited with the amount designated for in-service withdrawals. If the Participant designates more than one Student, the Education Account will be divided into a separate Education Account for each Student, and the Participant may designate in the Salary Deferral Agreement the percentage or dollar amount of the Deferred Compensation Account to be credited to each Education Account. In the absence of a clear designation, all credits made to the Education Account shall be equally allocated to each Education Account. The Employer shall pay to the Participant the balance in the Education Account with respect to the Student at the time and in the manner designated by the Participant in the Salary Deferral Agreement. Notwithstanding the foregoing, if the Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of the Education Account has been distributed, then the balance in the Education Account on the date of the Qualifying Distribution Event shall be distributed to the Participant in the same manner and at the same time as the Deferred Compensation Account is distributed under Section 6 and in accordance with the rules and elections in effect under Section 6.

            5.6 CHANGE IN CONTROL. If the Employer designates in the Adoption Agreement that distributions are permitted under the Plan due to a Change in Control, the vested balance in the Deferred Compensation Account shall be paid to the Participant by the Employer as provided in Section 6 as soon as practicable following a Change in Control regardless of whether the Participant has separated from Service with the Employer.

            5.7 UNFORESEEABLE EMERGENCY. A distribution of the Deferred Compensation Account may be made to a Participant in the event of an Unforeseeable Emergency, subject to the following provisions:

            5.7.1 A Participant may, at any time prior to his separation from Service for any reason, make application to the Committee to receive a distribution in a lump sum of all or a portion of the vested balance in the Deferred Compensation Account (determined as of the date the distribution, if any, is made under this Section 5.7) because of an Unforeseeable Emergency. A distribution because of an Unforeseeable Emergency shall not exceed the amount required to satisfy the Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution, after taking into account the extent to which the Unforeseeable Emergency may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extend the liquidation of such assets would not itself cause severe financial hardship).

            5.7.2 The Participant's request for a distribution on account of Unforeseeable Emergency must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Deferred Compensation Account, and the total amount of the actual expense incurred or to be incurred on account of financial hardship.

            5.7.3 If a distribution under this Section 5.7 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of an Unforeseeable Emergency. A distribution due to Unforeseeable Emergency shall not affect any deferral election previously made by the Participant. If a Participant's separation from Service occurs after a request is approved in accordance with this
      Section 5.7.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan.

            5.7.4 The Committee may from time to time adopt additional policies or rules governing the manner in which such distributions may be made so that the Plan may be conveniently administered.

            SECTION 6. QUALIFYING DISTRIBUTION EVENTS PAYMENT OPTIONS:

            6.1 PAYMENT OPTIONS. The Employer shall designate in the Adoption Agreement the payment options available upon a Qualifying Distribution Event. The Participant shall elect in the Salary Deferral Agreement the method under which the vested balance in the Deferred Compensation Account shall be distributed from among the designated payment options. Payment shall be made in the manner elected by the Participant and shall commence as soon as practicable following the Qualifying Distribution Event. If the Participant elects the installment payment option, the payment of each annual installment shall be made on the anniversary of the date of the first installment payment, and the amount of the annual installment shall be adjusted on such anniversary for credits or debits to the Participant's account pursuant to Section 8 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on such date by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's account on the date of payment. In the event the Participant fails to make a valid election of the payment method, the distribution will be made in a single lump sum payment upon the Qualifying Distribution Event. Notwithstanding any election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the amount of such benefit on the date that payment is to commence does not exceed the maximum amount permitted to be automatically distributed under the regulations promulgated under Section 409A of the Code.

            6.2 SUBSEQUENT ELECTIONS. With the consent of the Committee, a Participant may delay or change the method of payment of the Deferred Compensation Account subject to the following requirements:

            6.2.1 The new election may not take effect until at least 12 months after the date on which the new election is made.

            6.2.2 If the new election relates to a payment for a Qualifying Distribution Event other than the death of the Participant, the Participant becoming Disabled, or an Unforeseeable Emergency, the new election must provide for the deferral of the first payment for a period of at least five years from the date such payment would otherwise have been made.

            6.2.3 If the new election relates to a payment from the In-Service Account or Education Account, the new election must be made at least 12 months prior to the date of the first scheduled payment from such account.

            6.3 ACCELERATION PROHIBITED. The acceleration of the time or schedule of any payment due under the Plan is prohibited except as provided in regulations promulgated under Section 409A of the Code.

            SECTION 7. VESTING:

            A Participant shall be fully vested in the portion of his Deferred Compensation Account attributable to Salary Deferral Credits, and all income, gains and losses attributable thereto. A Participant shall become fully vested in the portion of his Deferred Compensation Account attributable to Employer Credits, and income, gains and losses attributable thereto, in accordance with the vesting schedule and provisions designated by the Employer in the Adoption Agreement. If a Participant's Deferred Compensation Account is not fully vested upon separation from Service, the portion of the Deferred Compensation Account that is not fully vested shall thereupon be forfeited.

            SECTION 8. ACCOUNTS; DEEMED INVESTMENT; ADJUSTMENTS TO ACCOUNT:

            8.1 ACCOUNTS. The Committee shall establish a book reserve account, entitled the "Deferred Compensation Account," on behalf of each Participant. The Committee shall also establish an In-Service Account and Education Account as a part of the Deferred Compensation Account of each Participant, if applicable. The amount credited to the Deferred Compensation Account shall be adjusted pursuant to the provisions of Section 8.3.

            8.2 DEEMED INVESTMENTS. The Deferred Compensation Account of a Participant shall be credited with an investment return determined as if the account were invested in one or more investment funds made available by the Committee. The Participant shall elect the investment funds in which his Deferred Compensation Account shall be deemed to be invested. Such election shall be made in the manner prescribed by the Committee and shall take effect upon the entry of the Participant into the Plan. The investment election of the Participant shall remain in effect until a new election is made by the Participant. In the event the Participant fails for any reason to make an effective election of the investment return to be credited to his account, the investment return shall be determined by the Committee.

            8.3 ADJUSTMENTS TO DEFERRED COMPENSATION ACCOUNT. With respect to each Participant who has a Deferred Compensation Account under the Plan, the amount credited to such account shall be adjusted by the following debits and credits, at the times and in the order stated:

            8.3.1 The Deferred Compensation Account shall be debited each business day with the total amount of any payments made from such account since the last preceding business day to him or for his benefit.

            8.3.2 The Deferred Compensation Account shall be credited on each Crediting Date with the total amount of any Salary Deferral Credits and Employer Credits to such account since the last preceding Crediting Date.

            8.3.3 The Deferred Compensation Account shall be credited or debited on each day securities are traded on a national stock exchange with the amount of deemed investment gain or loss resulting from the performance of the investment funds elected by the Participant in accordance with Section
      8.2. The amount of such deemed investment gain or loss shall be determined by the Committee and such determination shall be final and conclusive upon all concerned.

            SECTION 9. ADMINISTRATION BY COMMITTEE:

            9.1 MEMBERSHIP OF COMMITTEE. If elected in the Adoption Agreement, the Committee shall consist of at least three individuals who shall be appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Board.

            9.2 COMMITTEE OFFICERS; SUBCOMMITTEE. The members of the Committee may elect Chairman and may elect an acting Chairman. They may also elect a Secretary and may elect an acting Secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment on behalf of the Committee.

            9.3 COMMITTEE MEETINGS. The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.

            9.4 TRANSACTION OF BUSINESS. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.

            9.5 COMMITTEE RECORDS. The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the Plan.


            9.6 ESTABLISHMENT OF RULES. Subject to the limitations of the Plan, the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.

            9.7 CONFLICTS OF INTEREST. No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except relating to the terms of his Salary Deferral Agreement.

            9.8 CORRECTION OF ERRORS. The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the Plan; provided, that a waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the Plan, such discretion shall be exercised in a nondiscriminatory manner.

            9.9 AUTHORITY TO INTERPRET PLAN. Subject to the claims procedure set forth in Section 16 the Plan Administrator and the Committee shall have the duty and discretionary authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants hereunder, including the discretionary authority to construe the Plan and to make determinations as to eligibility and benefits under the Plan. Determinations by the Plan Administrator and the Committee shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.

            9.10 THIRD PARTY ADVISORS. The Committee may engage an attorney, accountant, actuary or any other technical advisor on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the Plan and determine the financial and liquidity needs of the Plan. The Committee shall communicate such needs to the Employer so that its policies may be appropriately coordinated to meet such needs.

            9.11 COMPENSATION OF MEMBERS. No fee or compensation shall be paid to any member of the Committee for his Service as such.

            9.12 EXPENSE REIMBURSEMENT. The Committee shall be entitled to reimbursement by the Employer for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan.

            9.13 INDEMNIFICATION. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

            SECTION 10. CONTRACTUAL LIABILITY; TRUST:

            10.1 CONTRACTUAL LIABILITY. The obligation of the Employer to make payments hereunder shall constitute a contractual liability of the Employer to the Participant. Such payments shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and the Participant shall not have any interest in any particular assets of the Employer by reason of its obligations hereunder. To the extent that any person acquires a right to receive payment from the Employer, such right shall be no greater than the right of an unsecured creditor of the Employer.

            10.2 TRUST. If so designated in Section 2.33 of the Adoption Agreement, the Employer may establish a Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement. The Trust, if and when established, is intended to be treated as a grantor trust for purposes of the Code and all assets of the Trust shall be held in the United States. The establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted and administered.

            SECTION 11. ALLOCATION OF RESPONSIBILITIES:

            The persons responsible for the Plan and the duties and responsibilities allocated to each are as follows:

            11.1 BOARD.

                  (i)   To amend the Plan;

                  (ii)  To appoint and remove members of the Committee; and

                  (iii) To terminate the Plan.

            11.2 COMMITTEE.

                  (i)   To designate Participants;

                  (ii) To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 16 relating to claims procedure;

                  (iii) To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;

                  (iv) To account for the amount credited to the Deferred Compensation Account of a Participant; and

                  (v)   To direct the Employer in the payment of benefits.

            11.3 PLAN ADMINISTRATOR.

                  (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to tune; and

                  (ii) To administer the claims procedure to the extent provided in Section 16.

            SECTION 12. BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS;

            12.1 BENEFITS NOT ASSIGNABLE. No portion of any benefit credited or paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit be in any manner payable to any assignee, receiver or any one trustee, or be liable for his debts, contracts, liabilities, engagements or torts. Notwithstanding the foregoing, in the event that all or any portion of the benefit of a Participant is transferred to the former spouse of the Participant incident to a divorce, the Committee shall maintain such amount for the benefit of the former spouse until distributed in the manner required by an order of any court having jurisdiction over the divorce, and the former spouse shall be entitled to the same rights as the Participant with respect to such benefit.

            12.2 PAYMENTS TO MINORS AND OTHERS. If any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

            SECTION 13. BENEFICIARY:

            The Participant's beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse. If the Participant does not designate a beneficiary and has no Surviving Spouse, the beneficiary shall be the Participant's estate. The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the "primary beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent beneficiary, if any, named in the Participant's current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the beneficiary who filed the disclaimer had died on the date of such filing.

            SECTION 14. AMENDMENT AND TERMINATION OF PLAN:

            The Board may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce the balance in any Participant's Deferred Compensation Account as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Deferred Compensation Account.

            SECTION 15. COMMUNICATION TO PARTICIPANTS:

            The Employer shall make a copy of the Plan available for inspection by Participants and their beneficiaries during reasonable hours at the principal office of the Employer.

            SECTION 16. CLAIMS PROCEDURE;

            The following claims procedure shall apply with respect to the Plan:

            16.1 FILING OF A CLAIM FOR BENEFITS. If a Participant or beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the Plan Administrator. In the event the Plan Administrator shall be the claimant, all actions which are required to be taken by the Plan Administrator pursuant to this Section 16 shall be taken instead by another member of the Committee designated by the Committee.

            16.2 NOTIFICATION TO CLAIMANT OF DECISION. Within 90 days after receipt of a claim by the Plan Administrator (or within 180 days if special circumstances require an extension of time), the Plan Administrator shall notify the claimant of the decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Plan on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(iv) an explanation of the procedure for review of the denial and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under ERISA following an adverse benefit determination on review. Notwithstanding the forgoing, if the claim relates to a Participant who is Disabled, the Plan Administrator shall notify the claimant of the decision within 45 days (which may be extended for an additional 30 days if required by special circumstances).

            16.3 PROCEDURE FOR REVIEW. Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

            16.4 DECISION ON REVIEW. The decision on review of a claim denied in whole or in part by the Plan Administrator shall be made in the following manner:

            16.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable). Notwithstanding the forgoing, if the claim relates to a Participant who is Disabled, the Committee shall notify the claimant of the decision within 45 days (which may be extended for an additional 45 days if required by special circumstances).

            16.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

            16.4.3 The decision of the Committee shall be final and conclusive.

            16.5 ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT. All actions set forth in this Section 16 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan Administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

            SECTION 17. MISCELLANEOUS PROVISIONS:

            17.1 SET OFF. Notwithstanding any other provision of this Plan, the Employer may reduce the amount of any payment otherwise payable to or on behalf of a Participant hereunder by the amount of any loan, cash advance, extension of credit or other obligation of the

Participant to the Employer that is then due and payable, and the Participant shall be deemed to have consented to such reduction.

            17.2 NOTICES. Each Participant who is not in Service and each Beneficiary shall be responsible for furnishing the Committee or its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or Beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

            17.3 LOST DISTRIBUTEES. A benefit shall be deemed forfeited if the Plan Administrator is unable to locate the Participant or Beneficiary to whom payment is due on or before the fifth anniversary of the date payment is to be made or commence; provided, that the deemed investment rate of return pursuant to Section 8.2 shall cease to be applied to the Participant's account following the first anniversary of such date; provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit.

            17.4 RELIANCE ON DATA. The Employer, the Committee and the Plan Administrator shall have the right to rely on any data provided by the Participant or by any Beneficiary. Representations of such data shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer, the Committee and the Plan Administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a Participant or beneficiary.

            17.5 RECEIPT AND RELEASE FOR PAYMENTS. Subject to the provisions of
Section 17.1, any payment made from the Plan to or with respect to any Participant or Beneficiary, or pursuant to a disclaimer by a Beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Plan and the Employer with respect to the Plan. The recipient of any payment from the Plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.

            17.6 HEADINGS. The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

            17.7 CONTINUATION OF EMPLOYMENT. The establishment of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

            17.8 MERGER OR CONSOLIDATION; ASSUMPTION OF PLAN. No employer-party to the Plan shall consolidate or merge into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, partnership, trust or other entity (a "Successor Entity") unless such Successor Entity shall assume the rights, obligations and liabilities of the employer-party under the Plan and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan. Nothing herein shall prohibit the assumption of the obligations and liabilities of the Employer under the Plan by any Successor Entity.

            17.9 CONSTRUCTION. The Employer shall designate in the Adoption Agreement the state according to whose laws the provisions of the Plan shall be construed and enforced, except to the extent that such laws are superseded by ERISA.

                                                                         12/1/04

                                  THE EXECUTIVE
                         NONQUALIFIED "EXCESS" PLAN(SM)

                     PROASSURANCE GROUP SERVICES CORPORATION
                                 TRUST AGREEMENT

                                TABLE OF CONTENTS

                                                                               Page
                                                                               ----
Section 1. Trust Fund.......................................................     2
 1.1  Definitions and Construction..........................................     2
 1.2  Trust Fund............................................................     2
 1.3  Non-diversion of Funds................................................     2

Section 2. Investment and Administration....................................     3
 2.1  Collection of Contributions...........................................     3
 2.2  General...............................................................     3
 2.3  Appointment of Investment Manager.....................................     3
 2.4  Investment Decisions..................................................     4
 2.5  Investment in Short-Term Obligation...................................     5
 2.6  Trustee's Administrative Authority....................................     5
 2.7  Substitution of Assets................................................     8

Section 3. Trustee and Committee............................................     8
 3.1  Committee.............................................................     8
 3.2  Trustee's Reliance....................................................     8
 3.3  Legal Counsel.........................................................     8
 3.4  Liability Under the Plan..............................................     9

Section 4. Distributions from the Trust Fund................................     9
 4.1  General...............................................................     9
 4.2  Direction by the Committee............................................     9
 4.3  Method of Payment.....................................................     9
 4.4  Special Distributions.................................................    10
 4.5  Payments to Employer..................................................    10

Section 5. Trustee's and Committee's Responsibilities.......................    10
 5.1  General Standard of Care..............................................    10
 5.2  No Liability for Acts of Others.......................................    11

Section 6. Trustee's Accounts...............................................    11
 6.1  Accounts..............................................................    11
 6.2  Valuation of Trust Fund...............................................    11
 6.3  Reports to the Committee..............................................    11
 6.4  Right of Judicial Settlement..........................................    12
 6.5  Enforcement of Agreement..............................................    12

Section 7. Taxes; Compensation of Trustee...................................    12
 7.1  Taxes.................................................................    12
 7.2  Compensation of Trustee; Expenses.....................................    12

Section 8. Resignation and Removal of Trustee...............................    13
 8.1  Resignation or Removal of Trustee.....................................    13
 8.2  Appointment of Successor..............................................    13
 8.3  Succession............................................................    13
 8.4  Successor Bound by Agreement..........................................    14

Section 9. Trustee Responsibility Regarding Payments to Trust
           Beneficiaries When Employer Is Insolvent.........................    14
 9.1  Direction.............................................................    14
 9.2  Insolvency............................................................    14
 9.3  Resumption of Payments................................................    15

Section 10. Amendment and Irrevocability....................................    15

Section 11. Miscellaneous...................................................    15
 11.1 Binding Effect; Assignability.........................................    15
 11.2 Governing Law.........................................................    16
 11.3 Notices...............................................................    16
 11.4 Severability..........................................................    17
 11.5 Waiver................................................................    17
 11.6 Non-Alienation........................................................    17
 11.7 Headings..............................................................    17
 11.8 Construction of Language..............................................    17
 11.9 Counterparts..........................................................    17

                   THE EXECUTIVE NONQUALIFIED EXCESS PLAN(SM)
                                 TRUST AGREEMENT

            THIS TRUST AGREEMENT, made as of the 1 day of December, 2004 by and between PROASSURANCE GROUP SERVICES CORPORATION ("Employer") and Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company ('Trustee").

                                   WITNESSETH:

            WHEREAS, the Employer has adopted The Executive Nonqualified Excess Plan(SM)(the "Plan") to provide benefits for certain participants of the Employer and its designated affiliates; and

            WHEREAS, the Employer wishes to establish a Trust Fund (as hereinafter defined) to aid it in accumulating the amounts necessary to satisfy its contractual liability to pay benefits under the terms of the Plan; and

            WHEREAS, the Employer presently intends to make contributions to this Trust Fund from time to time to be applied in payment of the Employer's obligations under the Plan; and

            WHEREAS, the Employer is obligated to pay all benefits from its general assets to the extent not paid by this Trust Fund, and the establishment of this Trust Fund shall not reduce or otherwise affect the Employer's continuing liability to pay benefits from such assets, except that the Employer's liability shall be offset by actual benefit payments made from this Trust Fund;

            WHEREAS, the trust established by this Agreement is intended to be a "grantor trust" with the result that the corpus and income of the trust be treated as assets and income of the Employer pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"); and

            WHEREAS, the Employer intends that the Trust Fund shall at all times be subject to the claims of its creditors as herein provided and that the Plan not be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), solely by virtue of the existence of this Trust;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Employer and the Trustee hereby agree as follows:

            Section 1. Trust Fund:

            1.1 Definitions and Construction. Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plan shall, when used herein, have the same meaning as in the Plan. The headings in this Agreement are used for the convenience of reference only and are to be ignored in any constructions of the provisions hereof.

            1.2 Trust Fund. The Employer hereby establishes with the Trustee a trust, pursuant to the Plan, in which may be deposited such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Employer in accordance with terms of the Plan. Neither the Trustee nor any Plan participant or beneficiary shall have the right to compel such deposits. All such deposits, all investments and reinvestments thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the "Trust Fund." The Trust Fund shall be held, managed and administered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agreement and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

            1.3 Non-diversion of Funds. Notwithstanding anything to the contrary contained in this Agreement or any amendment thereto, no part of the Trust Fund other than such expenses, fees, indemnities and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Plan participants and their beneficiaries; provided, however, that the Trust Fund shall at all times be subject to the claims of the general creditors of the Employer. Any rights created under the Plan and this Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Employer.

            Section 2. Investment and Administration:

            2.1 Collection of Contributions. The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan. The Trustee shall be under no duty to enforce the payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits expenses and liabilities under the Plan. In addition to making contributions, the Employer, through the Committee, shall furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust Fund.

            2.2 General. The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Section 2, without distinction between principal and income and without regard to the restrictions of the laws of any jurisdiction relating to the investment of trust funds.

            2.3 Appointment of Investment Manager. (a) The Committee may, in its discretion, appoint an investment manager ("Investment Manager") to direct the investment and reinvestment of all or any portion of the Trust Fund. Any such Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"); (ii) be a bank, as defined in the Investment Advisers Act; or (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

            (b) The Committee shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to Section 2.3(a). Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Committee that the Investment Manager satisfies the requirements of Section 2.3(a)(i), (ii) or (iii); (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction; (v) an acknowledgment by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager's current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an Investment Manager pursuant to this Section 2.3 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

            (c) The Committee shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this Section 2.3. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Committee shall be responsible, in accordance with Section 2.4, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this Section 2.3.

            2.4 Investment Decisions. (a) The Trustee shall invest and reinvest the Trust Fund in accordance with the directions of the Committee, or, to the extent provided in Section 2.3, in accordance with the directions of an Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendation with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for its action or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in
      Section 5.2. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

            (b) The Committee or an Investment Manager appointed pursuant to
      Section 2.3 may, at any time and from time to time, issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Committee or the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefore, as the case may be.

            (c) To the extent that neither the Committee nor an Investment Manager furnishes directions as to the investment of the Trust Fund, the Trustee shall invest and reinvest the Trust Fund in any savings account, time or other interest-bearing deposit in or other interest-bearing obligation of any one or more savings banks, savings and loan associations, banks or other financial institutions.

            2.5 Investment in Short-Term Obligation. Notwithstanding any provisions of this Section 2 to the contrary, the Trustee in its sole discretion or in consultation with the Committee, may retain uninvested cash or cash balances, in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established to invest funds held thereunder in commercial paper or in obligations of, or guaranteed by, the United States government or any of its agencies.

            2.6 Trustee's Administrative Authority. (a) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of
      Section 1.3 and this Section 2, the Trustee is authorized and empowered:

                  (i) to invest and reinvest part or all of the Trust Fund in accordance with funding policies which may be established by the Committee from time to time in such assets as the Trustee deems appropriate (including common and preferred stocks of the Employer), bonds, debentures, mutual fund shares, notes, commercial paper, treasury bills, options, partnership interests, venture capital investments, any common, commingled, collective trust funds or pooled investment funds (including such funds for which the Trustee serves as investment manager), contracts and policies issued by an insurance company, any interest bearing deposits held by any bank of similar financial institution, and any other real or personal property;

                  (ii) in accordance with directions from the Committee, to
            apply for, pay premiums on and maintain in force on the lives of Plan participants, individual ordinary or individual or group term or universal life insurance policies, variable universal life insurance policies, survivorship life insurance policies or annuity policies ("policies") and to have with respect to such policies all of the rights, powers, options, privileges and benefits usually comprised in the term "incidents of ownership" and normally vested in an owner of such policies;

                  (iii) to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                  (iv) to retain, manage, operate, repair and rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold tile to any such real property;

                  (v) to vote in person or by proxy on any stocks, bonds, or other securities held by it, including any shares of mutual funds held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust;

                  (vi) with respect to any investment, to join in, dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger,

                  (vii) to settle, adjust, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund; and

                  (viii) to deposit any property with any protective,
                         reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited.

      In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to directions of the Committee or of an Investment Manager, the Trustee shall act in accordance with directions provided by the Committee or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this Section 2.6(a) with respect to any portion of the Trust Fund that is under the direction of the Committee or an Investment Manager. The Trustee shall have no liability or responsibility for its action or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in Section 5.2. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction given by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

            (b) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to Section 1.3 and this Section 2, the Trustee is authorized and empowered, in its discretion:

                  (i) to commence or defend suits or legal proceedings, and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

                  (ii) to register securities in its name or in the name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

                  (iii) to borrow or raise monies for the purposes of the Trust from any lender, except the Trustee, in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency of propriety of any such borrowing;

                  (iv) to make distributions in cash upon the direction of the
            Committee;

                  (v) to withhold the appropriate amount of taxes from a
            participant's distribution as directed by the Committee;

                  (vi) to employ such agents, brokers, counsel and accountants as the Trustee shall deem advisable and to be reimbursed by the Employer for their reasonable expenses and compensation;

                  (vii) to make, execute, acknowledge, and deliver any and all deeds, leases, assignments and instruments; and

                  (viii) generally to do all acts which the Trustee may deem necessary or desirable for the administration and protection of the Trust Fund.

      Notwithstanding any powers granted to the Trustee pursuant to this Agreement or by applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Treasury Regulations promulgated pursuant to the Code.

            2.7 Substitution of Assets. The Employer shall have the right at any time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Employer in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

            Section 3. Trustee and Committee:

            3.1 Committee. The Employer shall certify to the Trustee the names and specimen signatures of the members of the Committee appointed by the Employer to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Employer shall promptly give notice to the Trustee of changes in the membership of the Committee. The Committee may also certify to the Trustee the name of any person, together with a specimen signature of any such person who is not a member of the Committee, authorized to act for the Committee in relation to the Trustee. The Committee shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of the Committee. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the membership of the committee and the authority of any person certified to act in its behalf remain unchanged.

            3.2 Trustee's Reliance. The Trustee may rely and act upon any certificate, notice or direction of the Committee, or of a person authorized to act on its behalf, or of the Employer or of an Investment Manager which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

            3.3 Legal Counsel. The Trustee may consult with legal counsel (who may be counsel to the Employer) and may charge the expense to the Employer concerning any questions which may arise under this Agreement, and the opinions of such counsel shall be full and complete protection with respect to any action taken, or omitted, by the Trustee hereunder in good faith in accordance with the opinion of such counsel.

            3.4 Liability Under the Plan. The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. Notwithstanding any other provision of this Trust Agreement, the Trustee and its officers, directors and agents hereunder shall be indemnified and held harmless by the Employer and the Fund to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys' fees and disbursements reasonably incurred by or imposed upon it in connection with any claim made against it or in which it may be involved by reason of it being, or having been, a Trustee hereunder, to the extent such amounts are not satisfied by fiduciary liability insurance that may or may not be maintained by the Employer.

            Section 4. Distributions from the Trust Fund:

            4.1 General. The Trustee shall make payments from the Trust Fund in such amounts, at such times, and to such persons as the Committee may, from time to time, direct.

            4.2 Direction by the Committee. (a) A direction by the Committee to make a distribution from the Trust Fund shall:

                  (i) be made in writing;

                  (ii) specify the amount of the payment to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and

                  (iii) be deemed to certify to the Trustee that such direction and any payment pursuant thereto are authorized under the terms of the Plan.

            (b) The Trustee shall be entitled to rely conclusively on the Committee's certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Section 4.

            4.3 Method of Payment. Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Committee and mailed to the payee in care of the Employer. The Trustee shall provide for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employer.

            4.4 Special Distributions. Notwithstanding any other provision of this Trust Agreement to the contrary, if at any time (i) the Trust is finally determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust," with the result that the income of the Trust Fund is not treated as income of the Employer pursuant to Sections 671 through 679 of the Code, (ii) a federal tax is finally determined by the IRS to be payable by the Trust beneficiaries, or (iii) the Trustee receives an opinion of counsel satisfactory to it to the effect that it is likely that the IRS will determine that a tax will be payable by the Trust beneficiaries as described in (ii) and it is likely that such determination will be upheld, then the Trust shall immediately terminate and the assets paid as soon as practicable by the Trustee to the Trust beneficiary as directed by the Committee.

            4.5 Payments to Employer. Except as expressly provided in the Plan, the Employer shall have no right or power to direct the Trustee to return to the Employer any of the Trust Fund before all payments of benefits have been made pursuant to the Plan. However, upon written request from the Employer, if the Trustee determines that the value of the assets of the Trust Fund are in excess of 100% of the amount required to pay the benefits provided under the terms of the Plan, then such excess assets, including both principal and income, shall be returned to the Employer.

            Section 5. Trustee's and Committee's Responsibilities:

            5.1 General Standard of Care. The Trustee, the members of the Committee and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Plan participants and their beneficiaries and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

            5.2 No Liability for Acts of Others. No "fiduciary" (as such term is defined in Section 3(21) of ERISA) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement.

            Section 6. Trustee's Accounts:

            6.1 Accounts. The Trustee shall keep accurate and detailed accounts of all investments, reinvestments, receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Employer or the Committee or persons designated by them.

            6.2 Valuation of Trust Fund. The Trustee shall value or cause to be valued the Trust Fund as of the last business day of each calendar quarter ("Valuation Date"), and shall report to the Committee the value of the Trust Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

            6.3 Reports to the Committee. (a) Within sixty (60) days following the last day of each fiscal year of the Trust, and within sixty (60) days following the effective date of the resignation or removal of the Trustee as provided in Section 8.1, the Trustee shall render to the Committee a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund or any investment fund, which account shall be signed by the Trustee and mailed to the Committee.

            (b) The Committee shall notify the Trustee in writing of any objection or exception to an account so rendered not later than ninety
      (90) days following the date on which the Account was mailed to the Committee, whereupon the Committee and the Trustee shall cooperate in resolving such objection or exception.

            (c) If the Committee has not communicated in writing to the Trustee within ninety (90) days following the mailing of the account to the Committee any exception or objection to the account, the account shall become an account stated at the end of such ninety (90) day period. If the Committee does communicate such an exception or objection, as to which it later becomes satisfied, the Committee shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

            (d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Employer and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Employer, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

            6.4 Right of Judicial Settlement. Notwithstanding the provisions of
Section 6.3, the Trustee, the Committee, and the Employer, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Committee and the Employer; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

            6.5 Enforcement of Agreement. To protect the Trust Fund from expenses which might otherwise be incurred, the Employer and the Committee shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Committee or a judgment of a court of competent jurisdiction that in refusing authority the Committee acted fraudulently or in bad faith.

            Section 7. Taxes; Compensation of Trustee:

            7.1 Taxes. Any taxes that may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund.

            7.2 Compensation of Trustee; Expenses. The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Employer and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Employer. EBS has entered into an agreement with trustee to provide certain trust services on behalf of the trustee. EBS will be compensated by the trustee from the fees paid to the trustee for those services.

            Section 8. Resignation and Removal of Trustee:

            8.1 Resignation or Removal of Trustee. The Trustee may resign as trustee hereunder at any time by giving sixty (60) days prior written notice to the Employer. Notwithstanding the preceding, the Trustee may resign immediately upon the occurrence of an unusual event which in the sole discretion of the Trustee affects the viability of the Employer and in such event the Employer shall promptly appoint a qualified successor trustee. The Employer may remove the Trustee as trustee hereunder at any time by giving the Trustee prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days following receipt of such notice by the Trastee unless otherwise agreed upon by the Trustee and the Employer.

            8.2 Appointment of Successor. In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Employer. Except as is otherwise provided in Section 8.1, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within sixty
(60) days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.

            8.3 Succession. (a) Upon the appointment of a successor hereunder, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole and absolute discretion deem advisable for payment of its fees and all expenses including counsel fees in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Employer, from the successor trustee, or from both.

            (b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

            8.4 Successor Bound by Agreement. All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereunder.

            Section 9. Trustee Responsibility Regarding Payments to Trust
                       Beneficiaries When Employer Is Insolvent:

            9.1 Direction. The Board of Directors and the chief executive officer of the Employer shall have the duty to inform the Trustee in writing if the Employer becomes Insolvent, as hereinafter defined. If the Trustee receives any written certification signed under penalties of perjury by any person other than the Board of Directors or the chief executive officer of the Employer that the Employer has become Insolvent, the Employer shall be deemed to be Insolvent for purposes of this Section 9. When the Trustee has been so informed by the Board of Directors or the chief executive officer of the Employer, or has received such certification from another person, the Trustee shall immediately discontinue payments of benefits to Trust Beneficiaries and of net income to the Employer, and shall hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Employer with respect to benefits due under the Plan. During the continuance of the Trust, the fees and expenses of the Trustee shall be paid from the Trust Fund if not paid by the Employer or any successor trustee (including a regulatory agency).

            9.2 Insolvency. The Employer shall be considered Insolvent for purposes of this Section 9 if: (i) the Employer is unable to pay its debts as they become due; or (ii) the Employer is determined to be insolvent by any agency having regulatory authority over the Employer.

            9.3 Resumption of Payments. The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent). If the Trustee discontinues the payment of benefits from the Trust pursuant to
Section 9.1 hereof, and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

            Section 10. Amendment and Irrevocability:

            10.1 The Employer may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, amend in whole or in part any or all of the provisions of this Agreement; provided, however, that: (i) no amendment which affects the rights, duties, fees or responsibilities of the Trustee may be made without the Trustee's consent; and (ii) no amendment shall conflict with the terms of the Plan or alter the fact that the Trust is irrevocable pursuant to Section 10.1 hereof.

            10.2 The Trust created hereunder is irrevocable and shall terminate only upon the complete distribution of the assets of the Trust to the participants or their beneficiaries. In the event that Trust assets remain after the payment of all benefits to the participants or their beneficiaries under the terms of the Plan, the Trust shall be terminated and any remaining assets shall be returned to the Employer.

            10.3 Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required; provided, however, no such amendment shall be permitted if, in the opinion of counsel to the Employer, any such amendment would cause the Trust to cease to constitute a grantor trust as described in Section 4.4 of this Agreement. Following any such termination as provided in Section 10.1, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund remains in its hands.

            Section 11. Miscellaneous:

            11.1 Binding Effect; Assignability. This Agreement shall be binding upon, and the powers granted to the Employer and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Employer and the Trustee. Any entity which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Employer, be and become successor trustee hereunder.

            11.2 Governing Law. This Agreement and the trust created and the Trust Fund held hereunder shall be interpreted in accordance with the laws of the state designated by the Employer in Section 17.9 of the Adoption Agreement, except to the extent that such laws are preempted by the federal laws of the United States of America. All contributions to the Trust Fund shall be deemed to take place in the state designated by the Employer in Section 17.9 of the Adoption Agreement.

            11.3 Notices. Any communication to the Trustee, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication. The Trustee shall be fully protected in acting in accordance with these written communications. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

            If to the Employer:

                  PROASSURANCE GROUP SERVICES CORPORATION
                  100 BROOKWOOD PLACE, SUITE 300
                  BIRMINGHAM, AL 35209
                  ATTENTION: CLAY SHAW, VICE PRESIDENT OF HUMAN RESOURCES

            If to the Trustee:

                  Principal Trust Company
                  1013 Centre Road
                  Wilmington, DE 19805

            11.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of the remaining provisions.

            11.5 Waiver. Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

            11.6 Non-Alienation. No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Committee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

            11.7 Headings. The headings of sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

            11.8 Construction of Language. Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

            11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EMPLOYER: PROASSURANCE GROUP SERVICES CORPORATION

By: /s/ Victor T. Adamo, President
    ------------------------------
       Authorized Officer

Date: December 1, 2004

TRUSTEE: PRINCIPAL TRUST COMPANY

By: /s/   [ILLEGIBLE]
    --------------------------
       Authorized Officer

Date: 12/03/04

                              INVESTMENT AGREEMENT

WHEREAS, PROASSURANCE GROUP SERVICES CORPORATION (the Company) has retained Principal Trust Company as Trustee of the Trust Fund (the Trust) established with respect to certain plans established to provide deferred compensation, for certain of its employees.

AND WHEREAS, that Trust is evidenced by certain Trust Agreement by virtue of which Principal Trust Company has agreed to serve as Trustee.

AND WHEREAS, that section 2 of the Trust authorized Principal Trust Company to act pursuant to investment guidelines agreed to in writing from time to time by the Company and Principal Trust Company,

NOW, THEREFORE, In consideration of mutual promises and covenants contained herein and the performance thereof, it is hereby agreed by and between these
Parties:

1. All contributions to the aforementioned Plan and all assets of the Trust will be held In certain annuity contracts, mutual fund shares, or other instruments issued by Principal Life Insurance Company or other companies which are members of The Principal Financial Group, or in other instruments as instructed by the Company.

2. Principal Trust Company will not be liable for the acts or omissions of Principal Life Insurance Company or other companies that are members of The Principal Financial Group or any other entity with regard to the investment of the contributions of the aforementioned plans and all assets of the Trust.

3. That this agreement shall run for the full term of the Trust unless superseded by a subsequent written agreement between the Parties. This Agreement shall be terminated immediately and without notice if the Trust is terminated, or if Principal Trust Company resigns or is removed from its role as Trustee.

4. That this agreement shall be construed, interpreted, and governed by the laws of the State of Alabama.

This Agreement shall be effective on this 1 day of December, 2004.

AGREED & ACCEPTED:

/s/ Victor T. Adamo                        /s/   [ILLEGIBLE]
---------------------------------------    -------------------------------------

ProAssurance Group Services Corporation    Principal Trust Company

Title President                            Trust Officer

Date December 1, 2004                      Date 12/3/04

                             PRINCIPAL TRUST COMPANY
                      DIRECTED TRUST SERVICES FEE AGREEMENT
                     PROASSURANCE GROUP SERVICES CORPORATION

PROASSURANCE GROUP SERVICES CORPORATION
Set-up Fee: $250
Base Trustee Fee: $1250 annually

   - Other Services: transactional fees and proxy services will be covered under an additional service agreement

   - Extraordinary Services: the charge for out-of-pocket expenses will be at cost (Federal Express, Certified Postage, etc.)

   - Changes in scope to duties of the trustee: a quoted fee based on facts and circumstances

   - Outside money manager arrangement: $500 set-up fee, $1750 annual fee plus applicable custodial fees.

   - Review of outside trust document: hourly rate will be applicable ($2500 minimum)

                               AGREED AND ACCEPTED

PROASSURANCE GROUP SERVICES CORPORATION    PRINCIPAL TRUST COMPANY

/s/ Victor T. Adamo                        /s/  [ILLEGIBLE]
---------------------------------------    -------------------------------------
Signature                                  Signature

President                                  Director of Trust Services
Title                                      Title

Date: December 1, 2004                     Date: 12/3/2004

                           RESOLUTION ADOPTED BY THE

                             BOARD OF DIRECTORS OF

                     PROASSURANCE GROUP SERVICES CORPORATION
                             AN ALABAMA CORPORATION

      The undersigned Secretary of PROASSURANCE GROUP SERVICES CORPORATION (the "Corporation") hereby certifies that the following resolutions were duly adopted by the Board of Directors of the Corporation and that such resolutions have not been modified or rescinded as of the date hereof:

      WHEREAS, the Corporation, as an inducement and motivation to its key managerial and highly compensated employees, desires to create a Nonqualified Deferred Compensation plan (hereinafter sometimes referred to as "Plan");

      WHEREAS, the Corporation has been selected to serve as the lead company on behalf of the direct and indirect subsidiaries of ProAssurance Corporation that elect to participate in the Plan for the benefit of their designated employees.

      RESOLVED, that the form of Deferred Compensation Plan (the "Plan") presented to this meeting is hereby approved and adopted and that the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the Administrator of the Plan one or more counterparts of the Plan.

      RESOLVED, that the Administrator shall be instructed to take such actions as are deemed necessary and proper in order to implement the Plan, and to set up adequate accounting and administrative procedures to provide benefits under the plan.

      RESOLVED, that the proper officers of the Corporation shall act as soon as possible to notify the appropriate employees of the Corporation of the adoption of the Plan by delivering to each said employee a copy of the Plan in the form of the Plan presented to this meeting, which form is hereby approved.

      BE IT FURTHER RESOLVED, that the Corporation hereby establish such Plan effective January 1, 2005 in accordance with the following:

      PURPOSE:

      The purpose of such Plan is to encourage selected key managerial employees to maintain their employment with the Corporation by providing retirement benefits for them, and pre-retirement death benefits for their survivors.

      ELIGIBILITY:

      The Plan shall be for the benefit of key managerial employees of this Corporation, as determined in the sole discretion of its Board of Directors.

      NOTIFICATION:

      The Corporation shall communicate the existence and terms of the Plan to each eligible employee.

      AMENDMENT AND TERMINATION:

      The Plan shall be subject to amendment or termination at any time in the sole discretion of the Board of Directors.

      IN WITNESS WHEREOF, the undersigned hereto sets his hand and seal of the Corporation in Birmingham, Alabama on December 1, 2004.

                                       PROASSURANCE GROUP SERVICES CORPORATION
                                       AN ALABAMA CORPORATION

                                       By: /s/ Kathryn A. Neville
                                           -------------------------------------
                                           Its: Secretary

                 ALTERNATIVE REPORTING AND DISCLOSURE STATEMENT

                 FOR NON-QUALIFIED DEFERRED COMPENSATION PLANS

To:   Top Hat Exemption
      Employee Benefits Security Administration
      Room N 1513
      U.S. Department of Labor
      200 Constitution Avenue N.W.
      Washington, D.C. 20210

In compliance with the requirements of the alternative method of reporting and disclosure under Part I of Title I of the Employee Retirement Income Security Act of 1974 for un-funded or insured pension plans for a select group of management or highly compensated employees, specified in Department of Labor Regulations, 29 CFR Sec. 2520.104-23, the following information is provided by the undersigned administrator:

   1. The name of the Employer is: ProAssurance Group Services Corporation

   2. The mailing address of the Employer is: 100 Brookwood Place, Suite 300
                                              Birmingham, AL 35209

   3. The Employer Identification Number is: 63-1285505

   4. The above named Employer maintains a Plan (or Plans) primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees.

   5. Number of Plans and Eligible Employees in each Plan:

      1 Plan(s) covering 50 Eligible Employees and 10 consultants (members of the Board of Directors) commencing on or after January 1, 2005.

   6. The Employer will provide a copy of the agreements to the office of Pension and Welfare Benefit Program upon request.

                                       ProAssurance Group Services Corporation
                                       An Alabama Corporation

                                       By: /s/ Victor T. Adamo
                                           -------------------------------------
                                           Victor T. Adamo, President

      Dated: December 3, 2004

VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED

(EBS LOGO)    THE EXECUTIVE NON QUALIFIED "EXCESS" PLAN(TM)
            - ProAssurance Group Services Corporation

                                  PLAN SUMMARY

PURPOSE

To attract and retain key executives and to provide an opportunity to save on a pre-tax basis and accumulate tax-deferred earnings to achieve your financial goals. The IRS considers you highly compensated and limits your ability to contribute to other company sponsored plans. The Nonqualified Deferred Compensation Plan provides you the following benefits:

-  Defer income in excess of the 401 (k) limits on a pre-tax basis.

-  Earnings accumulate tax deferred

-  Systematic savings through payroll deduction

-  Self directed investment accounts

PLAN DESIGN      Eligibility:                  Determined by Company
                 Effective Date:               January 1, 2005
                 Compensation:                 Base Salary, 1099 Income
                 Employee Deferral:            1% to 75% of Base Salary, and $ 1,000 to $ 100,000 of 1099 Income
                 Distribution Payments:        Lump Sum or Annual Installments - no longer than 10 years

QUALIFYING       Death
DISTRIBUTION     Disability
  EVENTS         Termination of employment
                 Retirement
                 Change of Control

IN-SERVICES      Unforseeable                  An approved request for a stated amount of money withdrawn from the account to
DISTRIBUTION     Emergency                     cover an unforeseeable emergency.
  EVENT

REPORTS AND      Semi-annual statements of account values will be provided to the Participant.
INFORMATION      Information @ (800) 999-4031 for plan account balances, investment allocation and performance.
                 Internet site: www.ebsnq.com
                 Plan administered by Employer.

Executive Benefit Services - 4140 ParkLake Avenue, Suite 500 - 800.999.4031 - FAX 919.719.2015 - WWW.EBSNQ.COM

(EBS LOGO)   THE EXECUTIVE NONQUALIFIED "EXCESS" PLAN(TM)
           - ProAssurance Group Services Corporation

CONSIDERATIONS

Deferral into the Plan reduces compensation eligible for qualified retirement plan contributions.
No loan provisions.
No rollover provision into an IRA or other qualified retirement plan. Contractual promise to pay benefits.
Assets are owned by the company and are subject to claims of creditors. Election to defer is irrevocable and can only be made once per year. However, the Participant may suspend elections for the remainder of a Plan Year.

 DEEMED
INVESTMENT
 OPTIONS

Earnings and losses will be credited to the account(s) each business day that securities are traded on the New York Stock Exchange.

The list of deemed investment options and corresponding information is available on the website created specifically for Participants at:
www.ebsnq.com/proassurance

                      TWELVE (12) PRINCIPAL INVESTORS FUNDS

  Additional investment information is available at: www.ebsnq.com/proassurance

Executive Benefit Services - 4140 ParkLake Avenue, Suite 500 - 800.999.4031 - FAX 919.719.2015 - WWW.EBSNQ.COM